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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2017

Blue Apron Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38134	81-4777373
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 West 23rd Street New York, New York	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 719-4312

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 27, 2017, Matthew B. Salzberg resigned as President and Chief Executive Officer of Blue Apron Holdings, Inc. (the “Company”), remaining as Chairman of the Company’s Board of Directors (the “Board”) with the title of Executive Chairman.  Also on November 27, 2017, the Board appointed Bradley J. Dickerson as President and Chief Executive Officer, effective immediately, and elected Mr. Dickerson as a Class II director, with a term expiring at the 2019 annual meeting of the Company.  Mr. Dickerson will also remain the Company’s Chief Financial Officer and Treasurer.

The Company believes that Mr. Dickerson’s experience in financial, operational and corporate strategy matters and his various senior management roles in multiple industries qualify him to serve as its President and Chief Executive Officer and as a member of the Company’s Board of Directors. As the Company’s President and Chief Executive Officer, Mr. Dickerson will not receive any additional compensation for his service as a director and will not serve on any committees of the Board.

Arrangements with Matthew B. Salzberg

Beginning December 1, 2017, Mr. Salzberg will receive an annual base salary of $470,000.  Mr. Salzberg’s employment may be terminated by either party on or after November 30, 2018.  While employed by the Company, Mr. Salzberg will continue to participate in all employee benefits, including health insurance, made generally available to employees, but will not participate in senior executive bonus programs.

If Mr. Salzberg’s employment is terminated by the Company without cause prior to November 30, 2018 and prior to a change in control of the Company, the Company (i) will continue to pay Mr. Salzberg’s annual base salary through November 30, 2018 and (ii) will pay the premiums associated with Mr. Salzberg’s COBRA continuation health coverage through November 30, 2018.  If, prior to November 30, 2018, there is a change in control of the Company, the Company will make a lump sum payment to Mr. Salzberg equal to $470,000 less the amount of base salary paid to Mr. Salzberg between December 1, 2017 and the date of the change in control, less applicable withholding.  For this purpose, “change in control” shall be construed in accordance with Section 409A of the Internal Revenue Code and regulations thereunder, but a “change in control” shall be deemed not to have occurred based solely on changes in the ownership or control of the Company by Mr. Salzberg and/or his affiliates.

Effective as of December 4, 2017, the Board granted Mr. Salzberg a restricted stock unit award (the “RSU Award”) under the Company’s 2017 Equity Incentive Plan with respect to such number of shares of the Company’s Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), as has an aggregate fair market value of $125,000 based on the closing price of the Class A Common Stock on the New York Stock Exchange on December 4, 2017.  The RSU Award will vest one year after the date of grant, based on continued service as an employee or director of the Company.  The Board also determined that all unvested equity held by Mr. Salzberg (including the RSU Award and stock options) will accelerate in full upon a change in control of the Company.  For this purpose, a “change in control” shall be deemed not to have occurred based solely on changes in the ownership or control of the Company by Mr. Salzberg and/or his affiliates.

New President and Chief Executive Officer Biography

Bradley J. Dickerson, 52, has served as our Chief Financial Officer since February 2016, and as our Treasurer since January 2017. Before joining Blue Apron, Mr. Dickerson was employed by Under Armour, Inc., a supplier of branded performance apparel, footwear, and accessories, serving as Chief Financial Officer from March 2008 to February 2016, as Vice President of Accounting and Finance from February 2006 to February 2008, and as Corporate Controller from July 2004 to February 2006. Prior to that, he served as Chief Financial Officer of Macquarie Aviation North America, an aviation lessor, from January 2003 to July 2004, and in various capacities with Network Building & Consulting, a designer and builder of wireless telecommunications networks, from 1994 to 2003, including as Chief Financial Officer from 1998 to 2003.  Mr. Dickerson holds a B.S. degree in accounting from the University of Akron and an M.B.A. degree from Loyola University Maryland.

Item 7.01.  Regulation FD Disclosure.

On November 30, 2017, the Company announced the executive changes summarized above by a press release, which is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

In accordance with General Instruction B-2 of Form 8-K, the information set forth in or incorporated by reference into this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.  Other Events.

On November 30, 2017, Mr. Salzberg sent a letter to employees of the Company with respect to the executive changes summarized above, the full text of which is attached hereto as Exhibit 99.2 and incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press Release of Blue Apron Holdings, Inc., dated November 30, 2017.
99.2	Letter from Matthew B. Salzberg to Company Employees, dated November 30, 2017.

Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated herein include statements concerning the Company and its future expectations, plans and prospects that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained or incorporated herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these terms or other similar expressions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and are subject to a number of risks, uncertainties and assumptions including, without limitation, risks related to its announced management and organizational changes, the continued service and availability of key personnel, its ability to expand its product assortments by offering additional products for additional consumer segments, the company’s anticipated growth strategies, the Company’s expectations regarding its future results of operations, anticipated trends and challenges in its business, and its expectations regarding, and the stability of, its supply chain, and the risks more fully described in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 3, 2017 and other filings that the Company may make with the SEC in the future. The Company assumes no obligation to update any forward-looking statements contained in this Current Report on Form 8-K or the documents incorporated herein as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE APRON HOLDINGS, INC.

Date: November 30, 2017	By:	/s/ Benjamin C. Singer
Benjamin C. Singer
General Counsel and Secretary